UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 27, 2018

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700 Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Retirement of Director
Effective December 31, 2018, Karl Johannson will retire as a member of the Board of Directors (the "Board") and Chairman of the Board of TC PipeLines GP, Inc. (the "General Partner"), the general partner of TC PipeLines, LP (the "Partnership").  There were no disagreements between Mr. Johannson and the General Partner, the Partnership or any officer or director of the General Partner which led to Mr. Johannson's retirement.
Appointment of Director
On December 3, 2018, TransCan Northern Ltd., the sole stockholder of the General Partner, elected Stanley G Chapman, III, effective January 1, 2019, to fill the vacancy created by the retirement of Mr. Johannson.
Mr. Chapman, age 53, serves as Executive Vice-President and President, U.S. Natural Gas Pipelines of TransCanada Corporation ("TransCanada"), a position he has held since April 2017.  He is responsible for all pipeline operations and commercial activities across TransCanada's FERC-regulated transmission and storage assets as well as its U.S. unregulated midstream business. Mr. Chapman joined TransCanada as part of its acquisition of the Columbia Pipeline Group ("Columbia") in July 2016 and served as Senior Vice President and General Manager of TransCanada's FERC-regulated US natural gas pipeline business from July 2016 to April 2017.  Prior to joining TransCanada, Mr. Chapman held several positions at Columbia from December 2011 to July 2016, most recently as Executive Vice-President and Chief Commercial Officer. Before joining Columbia Pipeline Group, Mr. Chapman held various positions of increasing responsibility with El Paso Corp and Tenneco Energy and was responsible for various marketing and commercial operations, as well as supply, regulatory, business development and optimization activities.
Directors of the General Partner who are also employees of TransCanada, or any of its subsidiaries or affiliates, do not receive additional compensation for service on the Board. Mr. Chapman was not elected pursuant to any arrangement or understanding with any other person, and there are no transactions with Mr. Chapman that would be reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP by: TC PipeLines GP, Inc., its general partner
By: /s/ Jon Dobson Jon Dobson Secretary

Dated:  December 3, 2018

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